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                                                                   EXHIBIT 99.2


             STATEMENT OF CHIEF FINANCIAL OFFICER OF FRIEDMAN'S INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Friedman's Inc. (the "Company") on Form 10-Q for the period ended December 28, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Victor M. Suglia, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Victor M. Suglia
--------------------------
Victor M. Suglia
Senior Vice President and
Chief Financial Officer
February 11, 2003